Exhibit 99.1

IEG Holdings reminds all interested parties that August 10th is the final day to own IEGH common stock to be deemed a shareholder of record for its upcoming $95.32 million rights offering

Las Vegas, Nevada – (August 8, 2016) – IEG Holdings Corporation (OTCQX: IEGH) today announced that its registration statement on Form S-1 for its previously announced rights offering was declared effective by the U.S. Securities and Exchange Commission on Monday, August 8, 2016. The prospectus, as well as all of the Company’s SEC filings may be found by clicking on the following link:

https://www.sec.gov/cgi-bin/browse-edgar?company=ieg+holdings&owner=exclude&action=getcompany

Shareholders must own IEG Holdings common stock as of 4:00 PM ET on Wednesday, August 10, 2016 to be considered a shareholder of record. The rights offering will be made through a dividend in the form of non-transferable subscription rights to purchase one share of common stock per each share of common stock owned on the record date of August 15, 2016 at an exercise price of $1.00. Holders who fully exercise their subscription rights will be entitled to subscribe for additional shares of common stock to the extent that any subscription rights remain unsubscribed. The non-transferable subscription rights may not be sold. The subscription rights may only be exercised during the subscription period of Tuesday, August 16, 2016 through 5:00 PM ET on Monday, August 29, 2016. Below is the anticipated rights offering calendar:

Wednesday, August 10, 2016 – Ownership Day, must own IEG Holdings common stock by 4:00 PM ET to be considered a shareholder of record

Thursday, August 11, 2016 – Shares trade Ex-Right

Monday, August 15, 2016 – Record Date

Tuesday August 16, 2016 – Subscription Period Begins

Monday August 29, 2016 – Subscription Period Ends 5:00 PM ET

IEG Holdings has entered into a dealer manager agreement with Source Capital Group, Inc. to act as dealer manager for the rights offering.

The rights offering will be made only by means of a prospectus. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Requests for copies of the prospectus or questions from shareholders relating to the rights offering may be directed to the information agent for the rights offering, as follows:

Information Agent:

Georgeson LLC

1290 Avenue of the Americas

9th Floor

New York, NY 10104

(888) 680-1528 (toll free)

IEGH@Georgeson.com

Source Capital Group invites any interested broker dealers in participating in the rights offering to contact Source’s syndicate department at IEGH@sourcegrp.com.

About IEG Holdings Corporation

IEG Holdings Corporation (IEGH) provides online unsecured consumer loans under the brand name, “Mr. Amazing Loans,” via its website, www.mramazingloans.com, in 17 US states. The Company offers $5,000 loans over a term of five years at a 23.9% to 29.9% APR. IEG Holdings plans future expansion to 25 US states during 2016. For more information about the Company, visit www.investmentevolution.com.

Make sure you are first to receive timely information on IEG Holdings when it hits the newswire by signing up for IEG Holdings’ email news alert system at http://www.investmentevolution.com/alerts.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in the Company’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future, except as required by federal securities laws.

The contents of IEG Holdings’ website referenced herein are not incorporated into this press release.

Contact:

Investor Relations

Ted Haberfield

MZ Group | President – MZ North America

Direct: 760-755-2716

thaberfield@mzgroup.us

www.mzgroup.us